SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2005

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with Saks Incorporated’s (the “Company”) restatement of its previously issued financial statements, attached are unaudited income statements, balance sheets and other financial information with respect to the Company and its subsidiaries for specified periods in 2003 and 2004. For additional information on the Company’s restatement, please refer to the Company’s Annual Report on Form 10-K for the year ended January 29, 2005, which was filed on September 1, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
99.1	Income statements, balance sheets and other financial information for periods in 2003 and 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: November 14, 2005	/s/ Kevin G. Wills
Kevin G. Wills Executive Vice President of Finance and Chief Accounting Officer